SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                  AMENDMENT #1


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported: March 6, 2006



                             XPENTION GENETICS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Nevada                             000-51210                   98-030519
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


10965 Elizabeth Drive, Conifer, CO                           80433
------------------------------------------------------      ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (303) 908-4900
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        None

Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review


4.02.(a)(1) The Company determined, as of February 28, 2006, that its financial statements for May 31, 2005, August 31, 2005, and November 309, 2005 should not be relied upon.

4.02.(ab)(2) The financial statements need to be restated to reflect reverse takeover accounting. The financial statements need to be adjusted, because, under reverse takeover accounting, Xpention is deemed the acquiror, and it is deemed a recapitalization. Accordingly, the financial statements will be adjusted to show the effect of the transaction, i.e., Xpention's financial history and deficit, with elimination of the Bayview deficit, with adjustments for transaction costs. This treatment is necessary, because Xpention shareholders received 14,300,000 shares of Bayview Corporation in exchange for 100% of Xpention, and Xpention's business is the ongoing, primary business of the Company. It is therefore deemed a recapitalization transaction.

4.02.(a)(3) The Board of Directors, in the absence of an Audit Committee, and the authorized officers have discussed with the Registrant's independent accountant the matters disclosed in the filing pursuant to Item 4.02(a) of Form 8-K.


The Company is in the process of restating the financial statements contained in the Company's 10-QSBs for the quarters ended August 31, 2005 and November 30, 2005. The financial statements for the Company's 10-KSB for year ended May 31, 2005 are also in the process of being restated.

When the restated financials statements are completed, the Company will file amended 10-QSBs for the quarters ended August 31, 2005 and November 30, 2005 and an amended 10-KSB for year ended May 31, 2005.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

        None


Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None


Section 8 - Other Events

Item 8.01 Other Events

        None


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - None

        B.  Exhibits -  None

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 16, 2006                XPENTION GENETICS, INC.



                                    By: /s/ David Kittrell
                                        ----------------------------------------
                                        David Kittrell, Director